UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2011.

SALISBURY BANCORP, INC.
(Exact name of registrant as specified in charter)

Connecticut	000-24751	06-1514263
.(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut		06039-1868
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code:  (860) 435-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[_]	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 5.	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           Effective May 18, 2011, John R. H. Blum, retired as a director of Salisbury Bancorp, Inc. (the “Company”) and its subsidiary, Salisbury Bank and Trust Company (the “Bank”).  Mr. Blum, age 81, has served on the Board of Directors of the Company since 1998 and of the Bank from 1987 through 1992 and from 1995 to present.  The Board thanked Mr. Blum for his many years of service and extended to Mr. Blum the continued best wishes of everyone associated with the Company and the Bank.

Item 5.07.    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Salisbury Bancorp, Inc. (the “Company”), the holding company for Salisbury Bank and Trust Company (the “Bank”) was held on Wednesday, May 18, 2011.  Shareholders voted on the election of directors, the ratification of the appointment of independent auditors, the non-binding advisory vote on the compensation of named executive officers, and the 2011 Long Term Incentive Plan.

The total number of shares of the Company’s common stock outstanding was 1,816,669 at the close of business on the “Record Date” March 25, 2011 and 1,687,661 were eligible to vote at the Meeting.  There were present at the Meeting, either in person or by proxy, holders of 1,356,747 shares of common stock of the Company entitled to vote, aggregating 80.4% of the outstanding shares of the Company entitled to vote at the Meeting.

PROPOSAL 1- ELECTION OF DIRECTORS

Each of the four nominees received in excess of a plurality of the votes cast at the meeting and were elected to serve until their term expires or their successors are elected and qualified.

The vote for electing nominees as directors was as follows:

	Number of Votes For	Number of Votes Withheld	Broker Non-Votes

Louise F. Brown1	919,839	7,712	429,196
Richard J. Cantele, Jr. 1	921,540	6,011	429,196
Nancy F. Humphreys1	919,395	8,156	429,196
Arthur J. Bassin2	920,778	6,773	429,196
________________________________
1  Elected for a three (3) year term.
2  Elected for a one (1) year term.

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2011 was approved because the votes for such appointment exceeded the votes against such appointment.

The vote to ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2011 was as follows:

	Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	1,351,256	638	4,853	0

PROPOSAL 3 - NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The vote to approve the non-binding advisory vote on the compensation of named executive officers was as follows:

	Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	856,599	29,925	41,027	429,196

PROPOSAL 4 - 2011 LONG TERM INCENTIVE PLAN

The Long Term Incentive Plan was approved by shareholders as the affirmative votes cast exceeded the votes cast opposing such proposal.  A copy of such Plan is included in the Company’s Proxy Statement dated April 13, 2011.

	Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	811,554	79,058	36,937	429,198

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: May 20, 2011	SALISBURY BANCORP, INC.

	By:	/s/ Richard J. Cantele, Jr.
Richard J. Cantele, Jr.
President and Chief Executive Officer